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                          INDEPENDENT AUDITORS' CONSENT




The Board of Directors
CNET Networks, Inc.:

We consent to the incorporation by reference in this Registration Statement of CNET Networks, Inc., formerly known as CNET, Inc. ("CNET"), on Form S-8 of our report dated as of February 29, 2000, appearing in CNET's annual report on Form 10-K for the fiscal year ended December 31, 1999.


                                                    /s/ KPMG LLP


                                                    KPMG LLP


San Francisco, California
April 24, 2000